UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2008

Exact Name of Registrant as Specified
	in Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number

1-8962	Pinnacle West Capital Corporation	86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000

1-4473	Arizona Public Service Company	86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
     This combined Form 8-K is separately filed by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 8.01. Other Events
SIGNATURES

Item 8.01. Other Events
     On June 6, 2008, Arizona Public Service Company (“APS”) filed with the Arizona Corporation Commission (“ACC”) a motion in its currently pending rate case, requesting an interim base rate surcharge that would not result in any incremental increase to APS customer bills beyond current levels and would be subject to refund pending the final outcome of the rate case. The motion requests that the interim base rate surcharge of $.003987 per kilowatt hour (“kWh”) become effective upon the expiration of the $.003987 per kWh 2007 power supply adjustor (“PSA”) charge, the latter of which APS anticipates will remain in effect through July or August 2008.
     The purpose of the interim surcharge is to better position APS to fund customer-centered programs and needed infrastructure, access needed capital on reasonable terms, minimize the risk of credit rating downgrades by improving APS’ credit metrics until the ACC is able to grant permanent rate relief, allow APS to partially recover already incurred costs related to necessary capital expenditure programs to serve its customers, and provide a better opportunity for APS to achieve a return on equity closer to the level deemed reasonable and approved by the ACC in APS’ last rate case. APS cannot currently predict the outcome of this matter.
     The interim base rate surcharge represents approximately $115 million in annual pretax retail revenues. Our previously issued 2008 earnings guidance did not assume the inclusion of this requested interim surcharge. For additional information regarding the 2007 PSA charge, see “2007 Retail Rate Order” in Note 5 of Notes to Condensed Consolidated Financial Statements in the Pinnacle West Capital Corporation/APS Report on Form 10-Q for the fiscal quarter ended March 31, 2008. For information on our 2008 earnings guidance, see the Pinnacle West Capital Corporation/APS Current Report on Form 8-K filed with the Securities and Exchange Commission on April 29, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)
Dated: June 6, 2008	By:	/s/ Donald E. Brandt
Donald E. Brandt
President and Chief Operating Officer

ARIZONA PUBLIC SERVICE COMPANY (Registrant)
Dated: June 6, 2008	By:	/s/ Donald E. Brandt
Donald E. Brandt
President and Chief Executive Officer

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